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                                                                Exhibit 10.14.19

                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

            THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of December 4, 1998 (this "Amendment"), by and among X.L. Insurance Company, Ltd. and X.L. Mid Ocean Reinsurance Company, Ltd. (successor to X.L. Global Reinsurance Company, Ltd.) (the "Borrowers"), X.L. Insurance Company, Ltd. and EXEL Acquisition Ltd. (the "Guarantors"), MELLON BANK, N.A., (the "Agent") and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:

            WHEREAS, the Borrowers, the Guarantors, the Banks, and the Agent are parties to a Revolving Credit Agreement, dated as of June 6, 1997, (as amended by the First Amendment thereto, dated as of November 5, 1997, and the Second Amendment thereto, dated as of August 3, 1998, the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrowers; and

            WHEREAS, the Borrowers have requested the Banks to make certain changes to the Credit Agreement; and

            WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

            WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

            NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) Section 2.04(c) of the Credit Agreement is hereby amended by deleting the words "One, two, three, six or twelve months ('Euro-Rate Funding Period')" appearing under the column heading "Available Funding Periods" appearing therein and insertin in lieu of such words under such column heading the following: "One, two, three, six or twelve months or, if acceptable to all Banks, one or two weeks ('Euro-Rate Funding Period')".

            (b) Section 6.03(e) of the Credit Agreement is hereby amended to read as follows:
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                        (e) Liens securing Indebtedness permitted by Section
                  6.08(b) or Section 6.08(c) hereof covering assets whose market value is not materially greater than an amount equal to the amount of the Indebtedness secured thereby, plus a commercially reasonable margin.

            (c) Section 6.08(b) of the Credit Agreement is hereby amended by deleting the word "Unsecured" appearing at the beginning thereof.

            SECTION 2. Effect of Amendment. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

            SECTION 3. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

            SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    X.L. INSURANCE COMPANY, LTD.
                                    as a Borrower and as a Guarantor


                                    By:_________________________________________
                                    Title:______________________________________


                                    X.L. MID OCEAN REINSURANCE COMPANY, LTD.
                                      (successor to X.L. Global Reinsurance
                                      Company, Ltd.), as a Borrower


                                    By:_________________________________________
                                    Title:______________________________________


                                    EXEL ACQUISITION LTD.,
                                      as a Guarantor


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                                    By:_________________________________________
                                    Title:______________________________________


                                    MELLON BANK, N.A., as a Bank
                                      and as Agent


                                    By:_________________________________________
                                    Title:______________________________________


                                    BANK OF TOKYO - MITSUBISHI LTD.,
                                      as a Bank

                                    By:_________________________________________
                                    Title:______________________________________


                                    DEUTSCHE BANK AG, NEW YORK OR CAYMAN ISLANDS
                                      BRANCHES, as a Bank


                                    By:_________________________________________
                                    Title:______________________________________

                                    By:_________________________________________
                                    Title:______________________________________


                                    THE BANK OF NOVA SCOTIA,
                                      as a Bank


                                    By:_________________________________________
                                    Title:______________________________________


                                    THE CHASE MANHATTAN BANK,
                                      as a Bank


                                    By:_________________________________________
                                    Title:______________________________________


                                    THE BANK OF BERMUDA LIMITED,
                                      as a Bank


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                                    By:_________________________________________
                                    Title:______________________________________


                                    ROYAL BANK OF CANADA,
                                      as a Bank


                                    By:_________________________________________
                                    Title:______________________________________


                                    BANQUE NATIONALE DE PARIS,
                                      as a Bank


                                    By:_________________________________________
                                    Title:______________________________________


                                    By:_________________________________________
                                    Title:______________________________________


                                    BANK OF AMERICA NT&SA,
                                      as a Bank


                                    By:_________________________________________
                                    Title:______________________________________


                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank

                                    By:_________________________________________
                                    Title:______________________________________

                                    By:_________________________________________
                                    Title:______________________________________


                                    BANK AUSTRIA AKTIENGESELLSCHAFT,
                                      as a Bank


                                    By:_________________________________________
                                    Title:______________________________________


                                    By:_________________________________________


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                                    Title:______________________________________


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